                                                                ANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                         ENDED NOVEMBER 30, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

KEMPER MULTI-MARKET
INCOME TRUST

                 "... Our decision to move from Treasuries and
              mortgages into high-yield bonds and emerging-market
                 securities was definitely the right one. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
MANAGEMENT TEAM
6
PERFORMANCE UPDATE
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
20
FINANCIAL STATEMENTS
24
FINANCIAL HIGHLIGHTS
25
NOTES TO FINANCIAL STATEMENTS
29
REPORT OF INDEPENDENT AUDITORS
30
SHAREHOLDERS' MEETING
31
DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

AT A GLANCE


 KEMPER MULTI-MARKET INCOME TRUST
 TOTAL RETURNS
 FOR THE YEAR ENDED NOVEMBER 30, 1999

 .......................................................
    BASED ON NET ASSET VALUE                  2.48%
 .......................................................
    BASED ON MARKET PRICE                    -1.27%
 .......................................................

 KEMPER MULTI-MARKET INCOME TRUST
 CHANGE IN NET ASSET VALUE AND
 MARKET PRICE

                                   AS OF      AS OF
                                  11/30/99   11/30/98
 .........................................................
    NET ASSET VALUE                 $9.720     $10.42
 .........................................................
    MARKET PRICE                    $8.313      $9.25
 .........................................................

 DIVIDEND REVIEW

 THE FOLLOWING TABLE SHOWS PER-SHARE DIVIDEND INFORMATION FOR THE FUND AS OF NOVEMBER 30, 1999.

                                           KEMPER
                                        MULTI-MARKET
                                        INCOME TRUST
 ........................................................
    ONE-YEAR INCOME:                      $0.8575
 ........................................................
    NOVEMBER DIVIDEND:                    $0.0775
 ........................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON NET ASSET VALUE)             9.57%
 ........................................................
    ANNUALIZED DISTRIBUTION RATE:
    (BASED ON MARKET PRICE)                11.19%
 ........................................................


STATISTICAL NOTE: CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE/MARKET PRICE ON THE DATE SHOWN. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. TOTAL RETURN MEASURES AGGREGATE CHANGE IN NET ASSET VALUE/MARKET VALUE ASSUMING REINVESTMENT OF DIVIDENDS. RETURNS ARE HISTORICAL AND DO NOT REPRESENT FUTURE PERFORMANCE. MARKET PRICE, NET ASSET VALUE AND RETURNS FLUCTUATE. ADDITIONAL INFORMATION CONCERNING PERFORMANCE IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION APPEARING AT THE END OF THIS REPORT. DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

THE FUND MAY INVEST IN LOWER-RATED AND NON-RATED SECURITIES, WHICH PRESENT GREATER RISK OF LOSS TO PRINCIPAL AND INTEREST THAN HIGHER-RATED SECURITIES, AND IN FOREIGN SECURITIES, WHICH PRESENT SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING FOREIGN EXCHANGE RATES, FOREIGN GOVERNMENT REGULATIONS AND DIFFERING DEGREES OF LIQUIDITY.

TERMS TO KNOW

EASE Occurs when the Federal Reserve Board of Governors changes monetary policy by decreasing the federal funds rate.

FEDERAL FUNDS (Fed funds) The funds that commercial banks are required to keep on deposit at the Federal Reserve Bank in their district. In order to meet these reserve requirements, occasionally banks need to borrow funds. These funds are borrowed from banks that have an excess of the required amount on hand, in what is called the "Fed funds market." The interest rate on these loans is called the "Fed funds rate" and is the key money market rate that influences all other short-term rates.

FEDERAL FUNDS RATE The interest rate that banks charge each other for overnight loans that are needed to meet reserve requirements. Often considered the most sensitive indicator of the direction of interest rates.

FLIGHT-TO-QUALITY BUYING A general increase by investors in their allocation to U.S. Treasuries and other high-quality securities from riskier securities in time of global economic uncertainty.

HIGH-YIELD BOND A bond issued by a company, often without a long track record of sales and earnings or with questionable credit strength, that pays a higher yield to investors to help compensate for their greater risk of loss to principal and interest than higher-quality bonds. High-yield bonds carry a credit rating of BB or lower from either Moody's or Standard & Poor's bond-rating services and are considered to be "below investment grade" by these rating agencies. Such bonds may also be unrated.

U.S. TREASURY A debt security issued by the U.S. Treasury, such as a Treasury bill, Treasury bond or Treasury note. Treasuries are considered the safest of all securities. Their safety rests in the power of the U.S. government to obtain tax revenues to repay its obligations, and in its historical record of always having done so.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER:

  The end of the metaphorical millennium, it turns out, was not a disaster. Instead, it was an excuse to party. And why not? As our technological revolution gained critical mass, its vast potential came into better focus. Capital spending on information technology didn't slow down; it accelerated. Inflation remained dormant. The budget surplus nearly doubled, with the promise of oceans of black ink yet to come. Even the government delivered good news: Its statisticians toyed with the national accounts to reveal a more productive economy. It's no wonder the prevailing sentiment could be summed up with the quintessentially American yelp of glee: Yahoo!

  Now, with the potential Y2K crisis seemingly averted, the question hanging over the economy is whether the Federal Reserve Board will boost interest rates to soak up extra liquidity caused by its pre-Y2K infusion of cash into the economy. And unfortunately, all parties end. This one will, too. The questions are when and how.

  The "when" should be before the second half of the year. The Fed has already raised interest rates three times, and is likely to raise them again on Feb. 2. Fed officials said they left the rate at 5.5 percent in December mainly because of "market uncertainties associated with the century-date change." But the Fed expressed concern that "increases in demand" will foster "inflationary imbalances" that could spark rate increases once the Y2K issue has been handled.

  Although some investors have expressed fear that the Fed's sucking cash out of banks will jolt the financial system (causing some stock indexes, as well as the bond markets, to drop sharply in early January), the "how" is likely to be a slow winding down, thanks to persistent low inflation.

  Yes, some prices are higher: Filling up the SUV's gas tank definitely costs more. But the rate of inflation for non-energy goods and services has actually slowed during the past year. Although most analysts are worried that the reprieve won't last -- assuming that higher commodity prices, a softer dollar and the scarcity of skilled workers will show up as higher prices at the checkout counter -- we'd turn that worry on its head. If inflation hasn't accelerated after three years of over 4-percent gross domestic product (GDP) growth and an unprecedented credit explosion, prices aren't likely to increase if growth slows and lenders get stingier.

  More good news stems from the technological investment boom. While executives have pared capital budgets in traditional areas such as industrial machinery and buildings, they've boosted outlays on computers and software. Thanks to the sheer force of technology spending, overall business investment has grown two to four times as fast as GDP in every year since 1993. And that expansion should continue, with more than 20 percent growth likely in high-tech through 2000 and even beyond. And technology hurts inflation. It saves on labor and inventory, increases capacity, creates new competitors, cuts out middlemen, gives shoppers comparative price information and enables global auctions.

  Our outlook is for inflation to stay centered around 2 percent, and we expect the Fed to raise the federal funds rate and the discount rate by one quarter of a point (0.25%) each on Feb. 2. (More extreme possibilities bandied about by bearish investors -- including a half-point rise or an emergency move before the Fed's February meeting -- are unlikely.) We project that the result will be a gentle slowing of growth from 4 percent in 1999 to around 3.5 percent in 2000 and just under 2.5 percent in 2001.

  Despite this positive outlook, the rowdiness of Y2K preparations and celebration should be sufficient to show us that risks exist in today's markets and remind us that we could be in for a serious hangover.

  The prospect of sparkling growth with no inflation has excited equity investors, but there's a catch: declining corporate pricing power. If companies don't have the ability to increase prices, profit growth will decline -- and it's already happening. For the five years ending in June 1999, S&P 500 operating earnings averaged 9 percent, two and a half percentage points per year slower than analysts had predicted. Profits did recover strongly in the second half of 1999, but we suspect that they will soon sputter again. And the economy's newfound productivity won't change the rules and allow companies to make money even if they can't raise prices. Productivity gains do produce a windfall, but historically customers and employees have grabbed the lion's share. Web sites and dot.coms haven't changed this

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (12/31/99)          6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           --------------          ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   5.50                   4.80                   5.90
Prime rate (2)                                  8.50                   7.75                   8.00                   8.50
Inflation rate (3)*                             2.60                   2.30                   1.50                   2.00
The U.S. dollar (4)                             -0.7                   -0.9                   1.20                   9.40
Capital goods orders (5)*                      12.60                   2.50                   -0.6                   6.40
Industrial production (5)*                      3.30                   2.90                   3.50                   6.90
Employment growth (6)                           2.10                   2.10                   2.30                   2.70

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 11/30/99.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


one iota. As a result, we expect profits to be virtually flat in all of 2000 and to decline as the economy slows in 2001.

  Debt is another drink that could bring on future headaches. America has been swigging it in prodigious amounts. Companies have borrowed heavily to fund mergers, share buybacks and new investments. Homeowners have increased their debt with new home equity loans and bigger mortgages. Financial institutions have issued record amounts of new paper to fund aggressive growth. There's no hard and fast rule for determining if the debt America is taking on is too much, but warning bells should sound when debt grows by orders of magnitude faster than necessary to fund economic activity. That happened in 1985 and 1986, when excess credit created a commercial real estate bubble and funded dubious leveraged buyouts with suspect junk bonds, and it's happening again now. Both the commercial real estate and the high yield markets took years to recover. Today, the sheer size of the excesses could make the "morning after" even more painful.

  The end result: Given the continuing thrust of growth from the technological revolution, an improving world economy and the Fed's experience and skill, 2000 could turn out to be a good year. But it's highly unlikely to be as good a year as 1999.

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF JANUARY 6, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                        KEMPER MULTI-MARKET INCOME TRUST

                           PORTFOLIO MANAGEMENT TEAM

[J. PATRICK BEIMFORD, JR. PHOTO]

J. PATRICK BEIMFORD, JR., JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1976 AND IS A MANAGING DIRECTOR AND LEAD PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST.

[ROBERT CESSINE PHOTO]

ROBERT CESSINE IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST. HE JOINED THE COMPANY IN 1993 AND IS A CHARTERED FINANCIAL ANALYST.

[DAN DOYLE PHOTO]

DAN DOYLE IS A SENIOR VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS AND A PORTFOLIO MANAGER ON KEMPER'S HIGH-YIELD BOND FUNDS. HE HAS BEEN INVOLVED WITH THE FUNDS IN BOTH RESEARCH AND TRADING SINCE 1986.

[M. ISABEL SALTZMAN PHOTO]

M. ISABEL SALTZMAN, A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC., IS THE SENIOR PORTFOLIO MANAGER FOR THE FIRM'S EMERGING MARKETS BOND GROUP. SALTZMAN JOINED THE ORGANIZATION IN 1990.

[RICHARD VANDENBERG PHOTO]

RICHARD VANDENBERG, WITH MORE THAN 25 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE, IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. AND IS LEAD PORTFOLIO MANAGER OF SCUDDER KEMPER'S FIXED-INCOME GOVERNMENT AND MORTGAGE FUNDS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGEMENT TEAM ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

PERFORMANCE UPDATE

DURING THE 12-MONTH PERIOD ENDED NOVEMBER 30, 1999, INVESTORS WITNESSED A NEARLY UNABATED RISE IN INTEREST RATES. IN THIS SECTION, PAT BEIMFORD, LEAD PORTFOLIO MANAGER OF KEMPER MULTI-MARKET INCOME TRUST, DISCUSSES THE FORCES BEHIND THE RISE IN RATES, THE EFFECT IT HAD ON BOND MARKETS, AND HOW THE FUND WAS POSITIONED TO RESPOND.

Q     PAT, KEMPER MULTI-MARKET INCOME TRUST'S TOTAL RETURN FOR THE FISCAL YEAR
WAS 2.48 PERCENT BASED ON NAV. THAT WAS BETTER THAN THE FUND'S PEER GROUP, WHICH WAS DOWN 0.74 PERCENT, AS MEASURED BY THE LIPPER CLOSED-END FLEXIBLE GENERAL BOND FUND AVERAGE. WHAT WAS BEHIND THE DIFFICULT CONDITIONS IN THE BOND MARKET?

A     The actions of the Federal Reserve Board provide a clear framework for what was going on in the bond markets during the year.

  As the fiscal year began, the Fed instituted its third interest-rate cut of the last quarter of 1998. At that time, the global investment community was in the grip of a "flight to quality" brought on by turbulence in international markets. Russia had defaulted on part of its debt, Asian economies and currency markets were battered by uncertainty, and the stability of Latin American markets was coming into question. In addition, European bonds were not as stable an option as usual, because much of Europe was converting to the euro at year-end. For nervous investors, about the only safe bet in town was U.S. Treasury bonds. As a result, money poured into the U.S. Treasury market, and the demand pushed yields down to historically low levels. On November 30, 1998 the yield on 30-year U.S. Treasury bonds was hovering near 5.01 percent.

  To help combat the uncertainty and ward off a worsening of the situation, the Federal Reserve instituted three rate cuts in the last quarter of 1998. The Fed's plan, in part, was to inject liquidity into the global financial system by stimulating the U.S. economy -- and thereby other economies -- and make the yields on foreign bonds look more attractive in comparison with U.S. securities.

Q     DID THE FED'S PLAN WORK?

A     Yes, it did. Investors gained confidence that foreign economies could bring their problems under control, and assets shifted from the United States to other markets. At the same time, some investors feared that the Fed's stimulus, which was uncharacteristically applied during a time of strong U.S. economic growth, would ignite inflation. Both these factors acted to push 30-year T-bond yields up from 5.01 percent at the end of November 1998 to 6.20 percent at the end of November 1999. That's a substantial move for such a low-risk security.

  As the fiscal year came to a close, the Federal Reserve was compelled to put the brakes on the U.S. economy. In essence, the Fed began rescinding its rate cuts of last fall by raising rates on August 24, September 30 and again on November 15.

Q     WHAT EFFECT DID RISING RATES HAVE ON THE BOND MARKETS?

A     Because bond prices fall when interest rates rise, these last 12 months have been a challenging period for bond investors. This difficulty is reflected in the returns of bond indices. Bond returns varied widely by asset class. Treasuries and high-quality corporate bonds, which offer relatively low income, couldn't offset falling prices and thereby fared the worst. For example, the Lehman Long Government Bond index's* total return for the 12-month period ended November 30, 1999, was -7.52 percent. Mortgages and high-yield bonds fared somewhat better: the Lipper U.S. Mortgage Fund* Category Average was up 1.39 percent, and the Lehman High Yield Bond index* gained 1.36 percent for the period. Emerging-market bonds, which offer relatively high income and were best able to offset falling prices, performed best. In addition, emerging-market debt at the beginning of the fiscal year was recovering from a terrible beating in 1998 and responded spectacularly to the turnaround in sentiment. The Lipper Emerging Market Debt* Category Average returned 15.30 percent for the year.

  As you can see, bond investors had their work cut out for them this year. Unless you were willing to go 100 percent into risky emerging-market debt, you struggled to break even.

* THE LEHMAN BROTHERS LONG-TERM GOVERNMENT BOND INDEX IS A TOTAL RETURN INDEX GENERALLY CONSIDERED REPRESENTATIVE OF THE MARKET FOR TREASURIES AND GOVERNMENT AGENCY SECURITIES WITH MATURITIES GREATER THAN TEN YEARS. THE LIPPER U.S. MORTGAGE CATEGORY IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR MORTGAGE-BACKED SECURITIES. THE LEHMAN HIGH YIELD INDEX IS A TOTAL RETURN INDEX CONSIDERED GENERALLY REPRESENTATIVE OF THE MARKET FOR BONDS RATED BELOW INVESTMENT GRADE. THE LIPPER EMERGING MARKET DEBT CATEGORY INDEX IS AN EQUALLY-WEIGHTED TOTAL RETURN INDEX OF THE LARGEST FUNDS IN LIPPER ANALYTICAL SERVICES' EMERGING MARKET DEBT FUNDS CATEGORY. INVESTORS CANNOT INVEST IN THE INDICES.

PERFORMANCE UPDATE

Q     HOW DID YOU POSITION KEMPER MULTI-MARKET INCOME TRUST GIVEN THESE
DIFFICULT CONDITIONS?

A     Despite the uncertainty in the markets as the fiscal year began, we were reasonably sure of one thing: interest rates weren't going to go much lower. So, we positioned the fund for a flat-to-rising interest-rate environment. Generally, that means you look for income. We reduced our exposure to Treasuries and mortgages, and put those assets to work in higher-income-producing segments of the market: high-yield bonds and foreign-market bonds, primarily in emerging markets. That's basically how the fund has been positioned throughout the fiscal year.

Q     HOW DID THAT STRATEGY WORK?

A     The results were somewhat mixed. Our decision to move from Treasuries and mortgages into high-yield bonds and emerging-market securities was definitely the right one. As you can see from the index figures cited, high-yield and emerging-market debt substantially outperformed Treasuries. Our high-yield picks were fairly successful as well. Even though the market was choppy, our high-yield issues held their value for the year overall.

  This allocation was primarily responsible for our outperformance of our Lipper category for the year.

  Our foreign-market position didn't perform as well as we would have liked. However, this was a small part of the portfolio.

Q     WHAT'S YOUR OUTLOOK FOR 2000?

A     We believe Kemper Multi-Market Income Trust is very well positioned for the new year. We are maintaining our present configuration, with assets deployed in two major areas: high-yield bonds and emerging-market bonds.

  The high-yield market has struggled recently because of a malaise created by rising rates and an uptick in default rates. However, there are reasons for optimism. The market's default rate in the third quarter was the lowest this year. We believe that defaults will drop off significantly in the future, since most subpar deals have already fallen by the wayside and because the deals done this year are of substantively higher quality. In addition, if economic growth in the United States continues at a good pace, it should enable high-yield issuers to comfortably meet their debt payment obligations. If interest rates continue to be steady or to rise, the income offered by these bonds -- and the good value they represent after a year of flat returns -- should make them very attractive to investors.

  We expect that emerging markets will continue their recovery. Asia has led the rebound, and Latin American markets appear ready to follow, so barring a major negative event, we plan to maintain our emerging-market position.

  Longer-term, it's also important to keep in mind that the Federal Reserve has shown its desire to proactively curb inflation at the earliest opportunity. The rate hikes may be painful near-term, but longer-term, they should serve to slow the economy, stabilize rates, and create a good environment for the domestic bond market.

  In short, while 1999 has been a difficult year for bond investors, we believe it has laid the foundation for sharply better performance in the year ahead.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION

 .................................................................................
                                      ON 11/30/99              ON 11/30/98
 .................................................................................
    HIGH-YIELD CORPORATE BONDS             58%                      58%
 .................................................................................
    EMERGING MARKETS                       27
 .................................................................................
    (U.S. DOLLAR-DENOMINATED)              --                       13
 .................................................................................
    FOREIGN CURRENCY BONDS                  3                        5
 .................................................................................
    MORTGAGES                               3                        8
 .................................................................................
    TREASURY NOTES AND BONDS                3                       13
 .................................................................................
    PREFERRED STOCK                         1                       --
 .................................................................................
    LONG-TERM MUNICIPAL                     4
 .................................................................................
    CASH AND EQUIVALENTS                    1                        3
---------------------------------------------------------------------------------
                                          100%                     100%

                                      [PIE CHART]              [PIE CHART]

LONG-TERM FIXED INCOME SECURITIES RATINGS

 .................................................................................
                                      ON 11/30/99              ON 11/30/98
 .................................................................................
    AAA                                     9%                      27%
 .................................................................................
    BBB                                     5                       --
 .................................................................................
    BB                                     20                       17
 .................................................................................
    B                                      57                       50
 .................................................................................
    OTHER                                   9                        6
---------------------------------------------------------------------------------
                                          100%                     100%

                                      [PIE CHART]              [PIE CHART]

THE RATINGS OF STANDARD AND POOR'S CORPORATION (S&P) AND MOODY'S INVESTORS SERVICES, INC. (MOODY'S) REPRESENT THEIR OPINIONS AS TO THE QUALITY OF SECURITIES THAT THEY UNDERTAKE TO RATE. THE PERCENTAGE SHOWN REFLECTS THE HIGHER OF MOODY'S OR S&P RATINGS. PORTFOLIO COMPOSITION WILL CHANGE OVER TIME. RATINGS ARE RELATIVE AND SUBJECTIVE AND NOT ABSOLUTE STANDARDS OF QUALITY.

AVERAGE MATURITY

                                      ON 11/30/99              ON 11/30/98
    AVERAGE MATURITY                   9.8 years                9.6 years
---------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

KEMPER MULTI-MARKET INCOME TRUST
Portfolio of Investments at November 30, 1999
(DOLLARS IN THOUSANDS)

--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
    U.S. GOVERNMENT OBLIGATIONS--5.6%      U.S. Treasury Bond, 13.25%, 05/15/2004             $ 1,000         $  1,467
                                           Government National Mortgage Association
                                             Pass-thru 6.50% with various maturities
                                             to 05/15/2024                                      5,358            5,136
                                           Government National Mortgage Association
                                             Pass-thru 8.00% with various maturities
                                             to 11/15/2024                                        727              741
                                           Federal Home Loan Mortgage Corp. 6.50% with
                                             various maturities to 08/01/2023                   5,042            4,849
                                           -------------------------------------------------------------------------------
                                           TOTAL U.S. GOVERNMENT OBLIGATIONS
                                           (Cost: $12,133)                                                      12,193
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    FOREIGN BONDS--30.7%
--------------------------------------------------------------------------------------------------------------------------
                                           Argentine Republic, 9.75%, 09/19/2027                1,000              830
                                           Argentine Republic Global, 11.375%,
                                             01/30/2017                                         6,750            6,311
                                           Deutschland Republic, 6.0%, 01/04/2007           DEM 7,158            7,619
                                           Federative Republic of Brazil, Eligible
                                             Interest, Floating Rate Bond, LIBOR plus
                                             .8125%, 6.9375%, 04/15/2006                        2,585            2,128
                                           Federative Republic of Brazil, "New" Money
                                             Bond, Floating Rate Bond, LIBOR plus
                                             .875%, 7.00%, 04/15/2009                           3,250            2,462
                                           Federative Republic of Brazil Global Bond,
                                             10.125%, 05/15/2027                                2,500            2,012
                                           Government of Jamaica, 10.875%, 06/10/2005           1,000              940
                                           Kingdom of Morocco, Restructuring and
                                             Consolidation Agreement, Tranche A,
                                             Floating Rate Bond, Libor plus .8125%,
                                             6.84375%, 01/01/2009                               3,200            2,832
                                           Petroleos Mexicanos S.A., 9.50%, 09/15/2027          2,500            2,356
                                           Republic of Argentina, 11.00%, 12/04/2005            1,200            1,137
                                           Republic of Brazil, 11.625%, 04/15/2004              2,625            2,520
                                           Republic of Bulgaria, Collateralized
                                             Floating Rate Interest Reduction Bond,
                                             "A", Step-up Coupon, 2.75%, 07/28/2012             1,650            1,151
                                           Republic of Bulgaria, Interest Arrears
                                             Bond, LIBOR plus .8125%, 6.50%,
                                             07/28/2011                                         8,000            6,260
                                           Republic of Columbia, 8.625%, 04/01/2008             4,000            3,300
                                           Republic of Panama, 8.875%, 09/30/2027               3,750            3,122
                                           Republic of Peru, Past Due Interest Bond,
                                             4.50%, 03/07/2017                                  4,100            2,696
                                           Republic of South Africa, 9.125%,
                                             05/19/2009                                           750              772
                                           Republic of Turkey, 12.00%, 12/15/2008               1,900            1,981
                                           Republic of Turkey, 12.375%, 06/15/2009              3,800            3,966
                                           Republic of Venezuela, Debt Conversion
                                             Bond, Floating Rate Bond Series DL, LIBOR
                                             plus .875%, 6.313%, 12/18/2007                     3,036            2,360

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           United Mexican States, 9.875%, 01/15/2007          $ 1,930         $  1,964
                                           United Mexican States, 10.375%, 02/17/2009           1,550            1,612
                                           United Mexican States Global Bond, 11.375%,
                                             09/15/2016                                         4,700            5,166
                                           United Mexican States, 11.50%, 05/15/2026            1,750            2,030
                                           -------------------------------------------------------------------------------
                                           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
                                           (Cost: $69,759)                                                      67,527
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    CORPORATE OBLIGATIONS--62.5%
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--9.8%
                                           AFC Enterprises, 10.250%, 05/15/2007                   820              812
                                           AMF Bowling Worldwide, Inc., Step-up
                                             Coupon, 0% to 03/15/2001, 12.250% to
                                             03/15/2006                                           288              127
                                           AMF Bowling, Inc, 10.875%, 03/15/2006                1,150              609
                                           Advantica Restaurant Co., 11.250%,
                                             01/15/2008                                         1,074              832
                                           Avis Rent A Car, 11.00%, 05/01/2009                    970            1,016
                                           Avondale Mills, 10.25%, 05/01/2006                     130              110
                                           Boca Resorts Inc., 9.88%, 04/15/2009                   820              783
                                           Cinemark USA, Inc., Series D, 9.625%,
                                             08/01/2008                                           300              282
                                           Circus Circus Enterprises, Inc., 9.25%,
                                             12/01/2005                                           260              263
                                           Cole National Group Inc., 8.625%,
                                             08/15/2007                                            50               37
                                           Cole National Group Inc., 9.875%,
                                             12/31/2006                                           820              631
                                           Corporate Express, Inc., 4.50%, 7/01/2000              690              695
                                           Eldorado Resorts, 10.50%, 08/15/2006                   540              551
                                           Finlay Enterprises, Inc., 9.00%, 05/01/2008            160              140
                                           Finlay Fine Jewelry Co., 8.375%, 05/01/2008             40               36
                                           Galey & Lord, Inc., 9.125%, 03/01/2008                 300               69
                                           Guitar Center Management, 11.00%,
                                             07/01/2006                                         2,090            2,048
                                           Harvey's Casino Resorts, 10.625%,
                                             06/01/2006                                           690              709
                                           Hedstrom Corp., 10.00%, 06/01/2007                     560               84
                                           Herff Jones, Inc., 11.00%, 08/15/2005                  290              308
                                           Hines Horticulture, Inc., 11.75%,
                                             10/15/2005                                         1,442            1,467
                                           Hollywood Entertainment Corp., 10.625%,
                                             08/15/2004                                           250              227
                                           Hollywood Entertainment Corp., Series B,
                                             10.625%, 08/15/2004                                  250              228
                                           Horseshoe Gaming Holdings, 8.625%,
                                             05/15/2009                                           110              106
                                           Horseshoe Gaming Holdings, 9.375%,
                                             06/15/2007                                           210              208
                                           Imax Corp., Senior Note, 7.875%, 12/01/2005            100               94
                                           Imperial Home Decor Group, Inc., 11.00%,
                                             03/15/2008*                                          150               15
                                           International Game Technology, 8.375%,
                                             05/15/2009                                            90               87
                                           Iron Age Holdings Corp., Step-up Coupon, 0%
                                             to 05/01/2003, 12.125% to 05/01/2009                 140               41
                                           Iron Age Holdings Corp., 9.875%, 05/01/2008            190              142
                                           J. Crew Group, Step-up Coupon, 0% to
                                             10/15/2002, 13.125% to 10/15/2008                    970              446
                                           J. Crew Group, 10.375%, 10/15/2007                     750              630
                                           Krystal, Inc., 10.25%, 10/01/2007                    1,230            1,218
                                           Mohegan Tribal Gaming Authority, 8.125%,
                                             01/01/2006                                            40               39

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           Mohegan Tribal Gaming Authority, 8.75%,
                                             01/01/2009                                       $   330         $    325
                                           National Vision Association, Ltd., 12.75%,
                                             10/15/2005                                         2,380              904
                                           Park Place Entertainment, Inc., 7.875%,
                                             12/15/2005                                           150              143
                                           Perkins Finance, L.P., 10.125%, 12/15/2007             340              345
                                           Phillips-Van Heusen Corp., 9.50%,
                                             05/01/2008                                            10                9
                                           Pillowtex Corp., 9.00%, 12/15/2007                     250               90
                                           Pillowtex Corp., 10.00%, 11/15/2006                     50               18
                                           Players International, 10.875%, 04/15/2005             250              262
                                           Regal Cinemas Inc., 9.50%, 06/01/2008                1,900            1,544
                                           Regal Cinemas, Inc., 8.875%, 12/15/2010                700              539
                                           Restaurant Co., Step-up Coupon, 0% to
                                             05/15/2003, 11.25% to 05/15/2008                     370              218
                                           Sealy Mattress Co., Step-up Coupon, 0% to
                                             12/15/2002, 10.875% to 12/15/2007                    320              224
                                           Specialty Retailers, Inc., 8.50%, 7/15/2005            140              101
                                           Specialty Retailers, Inc., 9.00%,
                                             07/15/2007                                           610              348
                                           Station Casinos, Inc., 9.75%, 04/15/2007               190              194
                                           Station Casinos, Inc., 10.125%, 03/15/2006           1,230            1,267
                                           -------------------------------------------------------------------------------
                                                                                                                21,621
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--.5%
                                           Dyersburg Corp., 9.75%, 09/01/2007                   1,085              434
                                           Jafra Cosmetics International, Inc.,
                                             11.75%, 05/01/2008                                   510              469
                                           Pathmark Stores, Inc., 9.625%, 05/01/2003              250              237
                                           -------------------------------------------------------------------------------
                                                                                                                 1,140
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--.9%
                                           ALARIS Medical Systems, Inc., Step-up
                                             Coupon, 0% to 08/01/2003, 11.125% to
                                             08/01/2008                                           280              116
                                           Abbey Healthcare Group, Inc., 9.50%,
                                             11/01/2002                                           450              440
                                           Dade International, Inc., 11.125%,
                                             05/01/2006                                           400              406
                                           MEDIQ Inc., 11.00%, 06/01/2008                         190               63
                                           Magellan Health Services, Inc., 9.00%,
                                             02/15/2008                                           670              529
                                           Mariner Post-Acute Network, Inc., Step-up
                                             Coupon, 0% to 11/07/2002, 10.50% to
                                             11/01/2007                                         2,950               44
                                           Mariner Post-Acute Network, Inc., 10.50%,
                                             08/01/2006                                           440              414
                                           Vencor, Inc., 9.875%, 05/01/2005*                      260               49
                                           -------------------------------------------------------------------------------
                                                                                                                 2,061
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--15.6%
                                           21st Century Telecom Group, Inc., Step-up
                                             Coupon, 0% to 02/15/2003, 12.25% to
                                             02/15/2008                                           310              143
                                           Allegiance Telecom, Inc., Step-up Coupon,
                                             0% to 02/15/2003, 11.75% to 02/15/2008               635              444
                                           Allegiance Telecom, Inc., 12.875%,
                                             05/15/2008                                           550              613
                                           American Cellular Corp., 10.50%, 05/15/2008          1,010            1,111
                                           Bresnan Communications Co., Step-up Coupon,
                                             0% to 02/01/2004, 9.25% to 02/01/2009              1,170              799
                                           Bresnan Communications Co., 8.00%,
                                             02/01/2009                                           100              100
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 08/15/2002, 9.27% to 08/15/2007                300              174

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 05/15/2004, 10.800% to 05/15/2009          $   200         $     98
                                           Call-Net Enterprises, Inc., Step-up Coupon,
                                             0% to 8/15/2003, 8.94% to 08/15/2008                 330              168
                                           Call-Net Enterprises, Inc., 9.375%,
                                             05/15/2009                                           150              127
                                           Century Communications Corp., 8.375%,
                                             12/15/2007                                           200              186
                                           Comunicacion Cellular, S.A., Step-up
                                             Coupon, 0% to 09/29/2000, 14.125% to
                                             03/01/2005                                           100               55
                                           Crown Castle International Corp., Step-up
                                             Coupon, 0% to 11/15/2002, 10.625% to
                                             11/15/2007                                         1,470            1,088
                                           Dobson Communication Corp., 11.75%,
                                             04/15/2007                                           920            1,021
                                           Dolphin Telecom, PLC, Step-up Coupon, 0% to
                                             05/15/2004, 14.00% to 05/15/2009                     500              225
                                           Econophone Inc., Step-up Coupon, 0% to
                                             02/01/2003, 11.00% to 02/15/2008                     160              109
                                           Esprit Telecom Group, PLC, 10.875%,
                                             06/15/2008                                           200              199
                                           Esprit Telecom Group, PLC, 11.50%,
                                             12/15/2007                                           550              554
                                           Global Telesystems Group, 9.875%,
                                             02/15/2005                                           360              331
                                           ICG Holdings, Inc., Step-up Coupon, 0% to
                                             09/15/2000, 13.500% to 09/15/2005                  1,555            1,337
                                           IPC Communications Inc., Step-up Coupon, 0%
                                             to 11/01/2001, 10.875% to 05/01/2008               1,610            1,191
                                           Impsat Corp., 12.375%, 06/15/2008                      440              370
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 05/15/2001, 12.500%
                                             to 05/15/2006                                        290              250
                                           Intermedia Communications of Florida, Inc.,
                                             Step-up Coupon, 0% to 07/15/2002, 11.250%
                                             to 07/15/2007                                        700              513
                                           KMC Telecom Holdings, Inc., Step-up Coupon,
                                             0% to 02/15/2003, 12.500% to 02/15/2008              970              504
                                           KMC Telecom Holdings, Inc., 13.50%,
                                             05/15/2009                                           810              786
                                           Leval 3 Communications, Inc., Step-up
                                             Coupon, 0% to 12/01/2003, 10.500% to
                                             12/01/2008                                         2,530            1,537
                                           Level 3 Communications, Inc., 9.125%,
                                             05/01/2008                                         1,120            1,057
                                           Long Distance Direct Holdings, Inc.,
                                             12.25%, 04/15/2008                                   300              159
                                           MGC Communications, 13.00%, 10/01/2004               1,420            1,392
                                           McLeodUSA, Inc., Step-up Coupon, 0% to
                                             03/01/2002, 10.500% to 03/01/2007                  1,045              841
                                           McLeodUSA Inc., 9.25%, 07/15/2007                      360              361
                                           McLeodUSA Inc., 9.50%, 11/01/2008                      110              111
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 06/15/2003, 9.950% to
                                             06/15/2008                                           490              385
                                           MetroNet Communications Corp., Step-up
                                             Coupon, 0% to 11/01/2002, 10.750% to
                                             11/01/2007                                           220              182
                                           MetroNet Communications Corp., 10.625%,
                                             11/01/2008                                           350              399
                                           MetroNet Communications Corp., 12.00%,
                                             08/15/2007                                           150              173

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           Metromedia Fiber Network, Inc., 10.00%,
                                             12/15/2009                                       $   260         $    263
                                           Millicom International Cellular, S.A.,
                                             Step-up Coupon, 0% to 06/01/2001, 13.50%
                                             to 06/01/2006                                        870              692
                                           Netia Holdings, Step-up Coupon, 0% to
                                             11/01/2001, 11.25% to 11/01/2007                     880              550
                                           Netia Holdings, 10.25%, 11/01/2007                     830              706
                                           Nextel Communications Inc., Step-up Coupon,
                                             0% to 02/15/2003, 9.75% to 02/15/2008                440              311
                                           Nextel Communications, Inc., Step-up
                                             Coupon, 0% to 09/15/2002, 10.65% to
                                             09/15/2007                                           495              372
                                           Nextel Communications, Inc., Step-up
                                             Coupon, 0% to 10/31/2002, 9.75% to
                                             10/31/2007                                           295              212
                                           Nextel Communications, Inc., Step-up
                                             Coupon, 0% to 2/15/99, 9.75% to
                                             08/15/2004                                           810              838
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 04/15/2003, 9.45% to
                                             04/15/2008                                           240              150
                                           Nextlink Communications, Inc., Step-up
                                             Coupon, 0% to 06/01/2004, 12.25% to
                                             06/01/2009                                           500              301
                                           Nextlink Communications, Inc., 10.75%,
                                             11/15/2008                                           470              479
                                           Nextlink Communications, Inc., 12.50%,
                                             04/15/2006                                           640              680
                                           PTC International Finance, Step-up Coupon,
                                             0% to 07/01/2002, 10.750% to 07/01/2007            2,010            1,327
                                           PTC International Finance, 11.250%,
                                             12/01/2009                                           100               99
                                           Pinnacle Holdings, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 10.00% to 03/15/2008                  460              285
                                           Price Communications Wireless, 9.125%,
                                             12/15/2006                                           440              449
                                           Primus Telecommunications Group, 11.25%,
                                             01/15/2009                                           120              113
                                           Primus Telecommunications Group, 11.75%,
                                             08/01/2004                                           420              414
                                           Primus Telecommunications Group, 12.75%,
                                             10/15/2009                                           950              950
                                           RCN Corp., Step-up Coupon, 0% to
                                             07/01/2003, 11.00% to 07/01/2008                     220              142
                                           RCN Corp., 10.00%, 10/15/2007                           70               70
                                           Rogers Cantel, 9.75%, 06/01/2016                       100              113
                                           SBA Communications Corp., Step-up Coupon,
                                             0% to 03/01/2003, 12.00% to 03/01/2008               980              564
                                           Telecorp PCS, Inc., Step-up Coupon, 0% to
                                             04/01/2004, 11.625% to 04/15/2009                    300              194
                                           Teligent, Inc., 11.50%, 12/01/2007                     560              538
                                           TriTel Pcs, Inc., Step-up Coupon, 0% to
                                             05/15/2004, 12.75% to 05/15/2009                     440              283
                                           Triton Communications, L.L.C., Step-up
                                             Coupon, 0% to 05/01/2003, 11.00% to
                                             05/01/2008                                         1,810            1,290
                                           U.S. Xchange, L.L.C., 15.00%, 07/01/2008               260              242
                                           USA Mobile Communications Holdings, Inc.,
                                             14.00%, 11/01/2004                                   370              329
                                           United Pan-Europe Communications, 10.875%,
                                             11/01/2007                                           200              208

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           United Pan-Europe Communications, 13.375%,
                                             11/01/2009                                       $   340         $    192
                                           Versatel Telecom, 11.875%, 07/15/2009                  100              100
                                           Versatel Telecom, 13.25%, 05/15/2008                   230              242
                                           Versatel Telecom, 13.25%, 05/15/2008                   120              126
                                           Viatel, Inc., Step-up Coupon, 0% to
                                             04/15/2003, 12.50% to 04/15/2008                     480              299
                                           Viatel, Inc., 11.25%, 04/15/2008                       100               99
                                           Voicestream Wireless Corp., 10.375%,
                                             11/15/2009                                           540              559
                                           Winstar Equipment II, 12.50%, 03/15/2004               410              426
                                           -------------------------------------------------------------------------------
                                                                                                                34,300
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--3.9%
                                           Banco Nacional de Desenvolvimiento
                                             Economico e Social, 13.64%, 06/16/2008             4,250            3,772
                                           HMH Properties, 7.875%, 08/01/2008                     500              450
                                           Intertek Finance, PLC, 10.25%, 11/01/2006            1,280            1,213
                                           Kappa Beheer BV, 10.625%, 07/15/2009                    30               31
                                           Kappa Beheer BV, 10.625%, 07/15/2009             EUR 2,500            2,628
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 07/15/2003, 12.00% to 07/15/2008               530              307
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 4/15/2004, 11.25% to 04/15/2009                290              151
                                           Spectrasite Holdings, Inc., Step-up Coupon,
                                             0% to 7/15/2003, 12.00% to 07/15/2008                 50               29
                                           -------------------------------------------------------------------------------
                                                                                                                 8,581
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--8.0%
                                           AMFM, Inc., Step-up Coupon, 0% to
                                             02/01/2002, 12.75% to 02/01/2009                     670              590
                                           AMFM, Inc., 9.00%, 10/01/2008                          130              136
                                           Adelphia Communications Corp., 7.875%,
                                             05/01/2009                                            60               55
                                           Adelphia Communications Corp., 9.375%,
                                             11/15/2009                                           450              449
                                           American Lawyer Media, Inc., Step-up
                                             Coupon, 0% to 12/15/2002, 12.25% to
                                             12/15/2008                                           350              224
                                           Avalon Cable Holdings LLC, Step-up Coupon,
                                             0% to 12/01/2003, 11.875% to 12/01/2008              440              288
                                           Avalon Cable of Michigan, 9.375%,
                                             12/01/2008                                           120              121
                                           CSC Holdings, Inc., 8.125%, 08/15/2009                 340              342
                                           CSC Holdings, Inc., 9.25%, 11/01/2005                   40               41
                                           CSC Holdings, Inc., 10.50%, 05/15/2016                 340              369
                                           Chancellor Media Corp., 8.125%, 12/15/2007             240              241
                                           Charter Communication Holdings LLC, Step-up
                                             Coupon, 0% to 04/01/2004, 9.92% to
                                             04/01/2011                                           560              337
                                           Charter Communication Holdings LLC, 8.25%,
                                             04/01/2007                                         1,120            1,057
                                           Comcast UK Cable Partners, Ltd., Step-up
                                             Coupon, 0% to 11/15/2000, 11.20% to
                                             11/15/2007                                         1,080              999
                                           Diamond Cable Communications, PLC, 13.25%,
                                             09/30/2004                                           525              563
                                           Diva Systems Corp., Step-up Coupon, 0% to
                                             03/01/2003, 12.625% to 03/01/2008                    440              117
                                           Echostar DBS Corp., 9.25%, 02/01/2006                  350              350
                                           Echostar DBS Corp., 9.375%, 02/01/2009                 530              530
                                           Falcon Holding Group, Step-up Coupon, 0% to
                                             04/15/2003, 9.285% to 04/15/2010                     300              221

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------
                                           Falcon Holding Group LP, 8.375%, 04/15/2010        $   620         $    625
                                           Frontiervision, 11.00%, 10/15/2006                     330              353
                                           Frontiervision Holdings, LP, Step-up
                                             Coupon, 0% to 09/15/2001, 11.875% to
                                             09/15/2007                                           420              364
                                           Interep National Radio Sales, Inc., 10.00%,
                                             07/01/2008                                           340              332
                                           Metromedia Fiber Network, Inc., 10.00%,
                                             11/15/2008                                           880              889
                                           NTL Communications Corp., Step-up Coupon,
                                             0% to 10/01/2003, 12.375% to 10/01/2008            1,230              843
                                           NTL, Inc., Step-up Coupon, 0% to
                                             02/01/2001, 10.50% to 02/01/2006                     120              108
                                           NTL, Inc., 11.500%, 10/01/2008                         820              886
                                           Outdoor Systems, Inc., 8.875%, 06/15/2007              250              258
                                           Outdoor Systems, Inc., 9.375%, 10/15/2006              600              627
                                           Radio Unica Corp., Step-up Coupon, 0% to
                                             08/01/2002, 11.750% to 08/01/2006                    360              235
                                           Renaissance Media Group, Step-up Coupon, 0%
                                             to 04/15/2003, 10.000% to 04/15/2008                 320              221
                                           SFX Entertainment, Inc., 9.125%, 02/01/2008            440              415
                                           SFX Entertainment, Inc., 9.125%, 12/01/2008            400              377
                                           Sinclair Broadcasting Group, Inc., 8.75%,
                                             12/15/2007                                           220              204
                                           Star Choice Communications, Inc., 13.00%,
                                             12/15/2005                                           275              274
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 04/15/2004, 9.250% to
                                             04/15/2009                                            60               38
                                           TeleWest Communications, PLC, Step-up
                                             Coupon, 0% to 10/01/2000, 11.00% to
                                             10/01/2007                                           515              475
                                           TeleWest Communications, PLC, 11.25%,
                                             11/01/2008                                           360              392
                                           Transwestern Publishing, Step-up Coupon, 0%
                                             to 11/15/2002, 11.875% to 11/15/2008               1,160              829
                                           Transwestern Publishing, 9.625%, 11/15/2007          1,540            1,494
                                           United International Holdings, Step-up
                                             Coupon, 0% to 02/15/2003, 10.750% to
                                             02/15/2008                                           460              288
                                           -------------------------------------------------------------------------------
                                                                                                                17,557
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--2.4%
                                           Allied Waste Industries, 7.625%, 01/01/2006            100               91
                                           Buhrmann US, Inc., 12.250%, 11/01/2009                 420              428
                                           Coinmach Corp., 11.75%, 11/15/2005                   1,115            1,148
                                           ImPac Group, Inc., 10.125%, 03/15/2008                 600              546
                                           Integrated Electrical Services, Inc.,
                                             9.375%, 02/01/2009                                   610              598
                                           Kindercare Learning Centers Inc., 9.50%,
                                             02/15/2009                                         1,100            1,053
                                           La Petite Academy, Inc., 10.00%, 05/15/2008            970              718
                                           Spincycle, Inc., Step-up Coupon, 0% to
                                             05/01/2001, 12.75% to 05/01/2005                     530               80
                                           Verio, Inc., 11.25%, 12/01/2008                        180              187
                                           Verior, Inc., 10.625%, 11/15/2009                      390              396
                                           -------------------------------------------------------------------------------
                                                                                                                 5,245

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)



--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.5%
                                           Accuride Corp., 9.25%, 02/01/2008                  $   190         $    172
                                           Airxcel, 11.00%, 11/15/2007                            960              941
                                           DeCrane Aircraft Holdings, Inc., 12.00%,
                                             09/30/2008                                           310              285
                                           Fairchild Corp., 10.75%, 04/15/2009                    280              238
                                           Transdigm, Inc., 10.375%, 12/01/2008                 1,210            1,086
                                           United Rentals, Inc., 9.25%, 01/15/2009                500              469
                                           -------------------------------------------------------------------------------
                                                                                                                 3,191
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.6%
                                           Agriculture, Mining and Chemicals, Inc.,
                                             10.75%, 09/30/2003                                   660              409
                                           Atlantis Group, Inc., 11.00%, 02/15/2003               350              350
                                           BPC Holdings Corp., 12.50%, 06/15/2006                 230              212
                                           Berry Plastics Corp., 12.25%, 04/15/2004               150              152
                                           Consolidated Container Capital, Inc.,
                                             10.125%, 07/15/2009                                  120              122
                                           Consumers International, 10.25%, 04/01/2005            760              600
                                           Day International Group, Inc., 11.125%,
                                             06/01/2005                                           750              765
                                           Eagle-Picher Holdings, Inc., 9.375%,
                                             03/01/2008                                         1,070              928
                                           Foamex, L.P., 13.50%, 08/15/2005                       250              237
                                           Fonda Group, 9.50%, 03/01/2007                       1,380            1,152
                                           GS Technologies, 12.00%, 09/01/2004                    250              145
                                           GS Technologies, 12.25%, 10/01/2005                  1,610              885
                                           Gaylord Container Corp., 9.75%, 06/15/2007             500              476
                                           Gaylord Container Corp., 9.875%, 02/15/2008          1,795            1,566
                                           Graham Packaging Co., Step-up Coupon, 0% to
                                             01/15/2003, 10.75% to 01/15/2009                     160              107
                                           Graham Packaging Co., 8.75%, 01/15/2008                180              171
                                           Grove Holdings LLC, Step-up Coupon, 0% to
                                             05/01/2003, 11.625% to 05/01/2009                     90                9
                                           Grove Investors, PIK, 14.50%, 05/01/2010               186               15
                                           Huntsman Package, 11.75%, 12/01/2004                   655              665
                                           Knoll Inc., 10.875%, 03/15/2006                        504              504
                                           Millar Western Forest Products, Ltd.,
                                             9.875%, 05/15/2008                                   295              294
                                           Motors and Gears, Inc., 10.75%, 11/15/2006             230              222
                                           Neenah Corp., 11.125%, 05/01/2007                      220              204
                                           Plainwell, Inc., 11.00%, 03/01/2008                    335              194
                                           Printpack, Inc., 9.875%, 08/15/2004                     40               40
                                           Printpack, Inc., 10.625%, 08/15/2006                   290              270
                                           Riverwood International Corp., 10.25%,
                                             04/01/2006                                           150              153
                                           Riverwood International Corp., 10.625%,
                                             08/01/2007                                           140              146
                                           Riverwood International Corp., 10.875%,
                                             04/01/2008                                         2,325            2,325
                                           SF Holdings Group, Inc., Step-up Coupon, 0%
                                             to 03/15/2003, 12.75% to 03/15/2008                  720              320
                                           Spinnaker Industries, 10.75%, 10/15/2006             1,960            1,504
                                           Stone Container Corp., 11.50%, 08/15/2006              195              208
                                           Stone Container Corp., 12.25%, 04/01/2002               40               40
                                           Terex Corp., 8.875%, 04/01/2008                        350              331
                                           Terex Corp., Series D, 8.875%, 04/01/2008              200              189
                                           Terra Industries, Inc., 10.50%, 06/15/2005             130               81
                                           Texas Petrochemicals, 11.125%, 07/01/2006              470              409
                                           U.S. Can Corp., 10.125%, 10/15/2006                    260              265
                                           Venture Holdings, 11.00%, 06/01/2007                    40               38
                                           -------------------------------------------------------------------------------
                                                                                                                16,703

The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--.8%
                                           Cherokee International Corp., 10.50%,
                                             05/01/2009                                       $   160         $    141
                                           PSINet, Inc., 10.00%, 02/15/2005                       120              119
                                           PSINet, Inc., 11.00%, 08/01/2009                       590              602
                                           PSINet, Inc., 11.50%, 11/01/2008                       370              385
                                           Panavision Inc., Step-up Coupon, 0% to
                                             02/01/2002, 9.625% to 02/01/2006                     465              228
                                           Viasystems, Inc., 9.75%, 06/01/2007                    650              364
                                           -------------------------------------------------------------------------------
                                                                                                                 1,839
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--1.7%
                                           Benton Oil & Gas Co., 11.625%, 05/01/2003              315              224
                                           Continental Resources, Inc., 10.25%,
                                             08/01/2008                                           890              743
                                           Gulfmark Offshore, Inc., 8.75%, 06/01/2008             210              191
                                           Key Energy Services, Inc., 14.00%,
                                             01/15/2009                                           150              163
                                           Ocean Energy, Inc., 9.75%, 10/01/2006                  300              327
                                           Ocean Energy, Inc., 10.375%, 10/15/2005                490              529
                                           Pen Holdings, Inc., 9.875%, 06/15/2008                 200              189
                                           Pride International, Inc., 10.00%,
                                             06/01/2009                                           170              173
                                           R&B Falcon Corp., 9.50%, 12/15/2008                    180              179
                                           R&B Falcon Corp., 11.00%, 03/15/2006                   590              634
                                           RAM Energy, 11.50%, 02/15/2008                         150               67
                                           Stone Energy Corp., 8.75%, 09/15/2007                  260              257
                                           -------------------------------------------------------------------------------
                                                                                                                 3,676
--------------------------------------------------------------------------------------------------------------------------

    METALS & MINERALS--1.8%
                                           Euramax International, PLC, 11.25%,
                                             10/01/2006                                         1,195            1,207
                                           MMI Products, Inc., 11.25%, 04/15/2007                 800              824
                                           Metal Management, Inc., 10.00%, 05/15/2008             460              336
                                           Metals USA Inc., 8.625%, 02/15/2008                    375              345
                                           Renco Steel Holdings Co., Series B,
                                             10.875%, 02/01/2005                                  340              282
                                           Republic Tech International, 13.75%,
                                             07/15/2009                                           730              511
                                           Wells Aluminum Corp., 10.125%, 06/01/2005              490              472
                                           -------------------------------------------------------------------------------
                                                                                                                 3,977
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--2.5%
                                           Building Materials Corp., 8.00%, 12/01/2008            500              456
                                           Congoleum Corp., 8.625%, 08/01/2008                  1,580            1,386
                                           Del Webb Corp., 9.75%, 01/15/2008                      610              561
                                           Dimac Corp., 12.50%, 10/01/2008                      1,030              463
                                           Forecast Group, L.P., 11.375%, 12/15/2000              150              149
                                           Fortress Group, 13.75%, 05/15/2003                     640              318
                                           Hovnanian Enterprises, Inc., 9.125%,
                                             05/01/2009                                           100               94
                                           Hovnanian Enterprises, Inc., 9.75%,
                                             06/01/2005                                           130              124
                                           Kevco, Inc., 10.375%, 12/01/2007                       860              232
                                           Nortek Inc., Series A, 8.875%, 08/01/2008              130              124
                                           Nortek, Inc., 9.125%, 09/01/2007                       680              663
                                           Nortek, Inc., 9.875%, 03/01/2004                       250              247
                                           Standard Pacific Corp., 8.00%, 02/15/2008              100               89
                                           Standard Pacific Corp., 8.50%, 04/01/2009              200              184
                                           Toll Corp., 7.75%, 09/15/2007                           80               72
                                           Toll Corp., 8.75%, 11/15/2006                           50               49
                                           Toll Corp., 8.00%, 05/01/2009                           40               37
                                           US Home Corp., 8.875%, 02/15/2009                      320              283
                                           -------------------------------------------------------------------------------
                                                                                                                 5,531

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL AMOUNT(B)    VALUE
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.3%
                                           Petro Stopping Centers, 10.50%, 02/01/2007         $   820         $    759
                                           TFM, S.A. de C.V., 10.25%, 06/15/2007                  940              860
                                           Trans World Airlines, Inc., 11.375%,
                                             03/01/2006                                           220               95
                                           Transtar Holdings, Inc., Step-up Coupon, 0%
                                             to 12/15/99, 13.375% to 12/15/2003                   200              202
                                           Travelcenters America, 10.25%, 04/01/2007              900              882
                                           -------------------------------------------------------------------------------
                                                                                                                 2,798
--------------------------------------------------------------------------------------------------------------------------

    OTHER--4.2%
                                           Riverside Loan Trust II, 7.4375%,
                                             07/16/2008                                        10,000            9,149
                                           -------------------------------------------------------------------------------
                                           TOTAL CORPORATE BONDS
                                           (Cost: $153,481)                                                    137,369
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    PREFERRED STOCKS--.6%                                                                      SHARES
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--.2%
                                           Dobson Communications, PIK, preferred                  242              250
                                           21st Century Telecom Group, Inc., preferred             74               37
                                           Nextel Communications, Inc., PIK, preferred            222              222
                                           -------------------------------------------------------------------------------
                                                                                                                   509
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--.1%
                                           Crown American Realty Trust, preferred               6,240              243
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--.2%
                                           Sinclair Capital, preferred                          3,600              358
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--0%
                                           SF Holdings Group, Inc., PIK, preferred*                 1                6
                                           SF Holdings Group, Inc., PIK, preferred*                10               40
                                           -------------------------------------------------------------------------------
                                                                                                                    46
--------------------------------------------------------------------------------------------------------------------------

    MACHINERY/
    COMPONENTS--.1%
                                           Eagle-Picher Holdings, Inc., preferred*                 40              186
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--0%
                                           Clark USA, PIK, preferred                            1,240               43
                                           -------------------------------------------------------------------------------
                                           TOTAL PREFERRED STOCK
                                           (Cost: $1,641)                                                        1,385
                                           -------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    OTHER--.2%
 --------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--.2%
                                           21st Century Telecom Group, Inc., Warrants*             60                6
                                           Econophone, Inc., Warrants*                            370               56
                                           Intelcom Group, Inc., Warrants*                      1,056               19
                                           Intermedia Communications of Florida, Inc.,
                                             Warrants*                                            300               30
                                           KMC Telecom Holdings, Inc., Warrants*                  650                3
                                           Long Distance Direct Holdings, Inc.,
                                             Warrants*                                            300                1
                                           MGC Communications*                                  2,156               85
                                           MetroNet Communications Corp., Warrants*               150               13
                                           Primus Telecommunications Group, Warrants*             250                8
                                           Tele1 Europe BV, Warrants*                             500               43
                                           Versatel Telecom, Warrants*                            350              102
                                           -------------------------------------------------------------------------------
                                                                                                                   366
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--0%
                                           Ono Finance PLC, Warrants, 05/31/2009*                 140                8
                                           -------------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

(DOLLARS IN THOUSANDS)


--------------------------------------------------------------------------------------------------------------------------
                                                                                                SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--0%
                                           Diva Systems Corp., Warrants*                          1,320               11
                                           Star Choice Communications, Inc., Warrants*            6,369               16
                                           -------------------------------------------------------------------------------
                                                                                                                      27
----------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--0%
                                           Key Energy Services, Inc., Warrants*                     150                4
                                           -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

    HOMEBUILDING--0%
                                           Capital Pacific Holdings, Warrants*                    1,185                1
                                           -------------------------------------------------------------------------------
                                           TOTAL OTHER
                                           (Cost: $106)                                                              406
                                           -------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS--.4%                                                            PRINCIPAL AMOUNT
--------------------------------------------------------------------------------------------------------------------------
                                           Repurchase agreement with State Street Bank
                                             and Trust Company dated 11/30/99,
                                             5.63%, to be repurchased at $811 on
                                             12/01/1999**
                                           (Cost: $811)                                         $   811              811
                                           -------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost: $237,931)(a)                                                  $219,691
                                           -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

 * Non-income producing security. In the case of a bond, generally denotes the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

 ** Repurchase agreement is fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $238,118. At November 30, 1999, the net unrealized depreciation for all securities based on tax cost was $18,427. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $3,854 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,281.

(b)  Principal amount stated in U.S. dollars unless otherwise noted.

CURRENCY ABBREVIATION

EUR Euro

DEM Deutsche Mark

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

as of November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------
Investments in securities, at value (Cost: $237,931)            $219,691
------------------------------------------------------------------------
Unrealized appreciation on forward currency exchange
  contracts                                                          110
------------------------------------------------------------------------
Receivable for investments sold                                      573
------------------------------------------------------------------------
Dividends receivable                                                  10
------------------------------------------------------------------------
Interest receivable                                                5,228
------------------------------------------------------------------------
TOTAL ASSETS                                                     225,612
------------------------------------------------------------------------
 LIABILITIES
------------------------------------------------------------------------
Notes payable                                                     30,000
------------------------------------------------------------------------
Interest payable                                                      87
------------------------------------------------------------------------
Accrued management fee                                               149
------------------------------------------------------------------------
Other accrued expenses and payables                                   51
------------------------------------------------------------------------
Total liabilities                                                 30,287
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $195,325
------------------------------------------------------------------------
 NET ASSETS
------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income (loss)                      $  4,688
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
  Investment securities                                          (18,240)
------------------------------------------------------------------------
  Foreign currency related transactions                               84
------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (9,875)
------------------------------------------------------------------------
Paid-in capital                                                  218,668
------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $195,325
------------------------------------------------------------------------
 NET ASSET VALUE
------------------------------------------------------------------------
  Net asset value per share
  ($195,325 / 20,090 shares of beneficial interest, $.01 par
  value, unlimited number of shares authorized)                    $9.72
------------------------------------------------------------------------

 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

Year ended November 30, 1999
(IN THOUSANDS)

------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------
Dividends                                                       $    146
------------------------------------------------------------------------
Interest                                                          23,686
------------------------------------------------------------------------
TOTAL INCOME                                                      23,832
------------------------------------------------------------------------
Expenses:
Management fee                                                     1,725
------------------------------------------------------------------------
Services to shareholders                                              54
------------------------------------------------------------------------
Custodian fees                                                        41
------------------------------------------------------------------------
Auditing                                                              35
------------------------------------------------------------------------
Legal                                                                 85
------------------------------------------------------------------------
Trustees' fees and expenses                                           15
------------------------------------------------------------------------
Reports to shareholders                                              140
------------------------------------------------------------------------
Interest expense                                                   1,124
------------------------------------------------------------------------
Other                                                                119
------------------------------------------------------------------------
Total expenses, before expense reductions                          3,338
------------------------------------------------------------------------
Expense reductions                                                    (9)
------------------------------------------------------------------------
Total expenses, after expense reductions                           3,329
------------------------------------------------------------------------
NET INVESTMENT INCOME                                             20,503
------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTION
------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                       (2,546)
------------------------------------------------------------------------
Foreign currency related transactions                                (51)
------------------------------------------------------------------------
                                                                  (2,597)
------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                      (14,926)
------------------------------------------------------------------------
Foreign currency related transactions                                 84
------------------------------------------------------------------------
                                                                 (14,842)
------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (17,439)
------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $  3,064
------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                 YEAR ENDED NOVEMBER 30,
                                                                -------------------------
                                                                  1999             1998
-----------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
-----------------------------------------------------------------------------------------
Operations:
Net investment income                                           $ 20,503         $ 17,759
-----------------------------------------------------------------------------------------
Net realized gain (loss) from investment transactions             (2,597)          (1,501)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                 (14,842)          (8,004)
-----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       3,064            8,254
-----------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income                                            (17,228)         (16,273)
-----------------------------------------------------------------------------------------
Fund share transactions:
Net asset value of shares issued to shareholders in
  reinvestment of distributions                                       --               --
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                        --               --
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (14,164)          (8,019)
-----------------------------------------------------------------------------------------
Net assets at beginning of period                                209,489          217,508
-----------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
  investment income of $4,688 and $743, respectively)           $195,325         $209,489
-----------------------------------------------------------------------------------------
 OTHER INFORMATION
-----------------------------------------------------------------------------------------
Increase (decrease) in Fund shares
-----------------------------------------------------------------------------------------
Shares outstanding at beginning of period                         20,090           20,090
-----------------------------------------------------------------------------------------
Shares issued to shareholders in reinvestment of
  distributions                                                       --               --
-----------------------------------------------------------------------------------------
Net increase (decrease) in Fund shares                                --               --
-----------------------------------------------------------------------------------------
SHARES OUTSTANDING AT END OF PERIOD                               20,090           20,090
-----------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF CASH FLOWS

Year ended November 30, 1999
(IN THOUSANDS)

-------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
-------------------------------------------------------------------------
Investment income received                                      $  18,004
-------------------------------------------------------------------------
Payment of operating expenses                                      (3,324)
-------------------------------------------------------------------------
Payment of interest expense                                            87
-------------------------------------------------------------------------
Proceeds from sales and maturities of investments                 110,032
-------------------------------------------------------------------------
Purchases of investments                                         (148,499)
-------------------------------------------------------------------------
Net proceeds from sales and maturities of short-term
  investments                                                       6,181
-------------------------------------------------------------------------
    CASH USED IN OPERATING ACTIVITIES                             (17,519)
-------------------------------------------------------------------------
 CASH FLOWS FROM FINANCING ACTIVITIES
-------------------------------------------------------------------------
Distributions paid                                                (18,584)
-------------------------------------------------------------------------
Net increase of loan principal                                     30,000
-------------------------------------------------------------------------
    Cash provided by financing activities                          11,416
-------------------------------------------------------------------------
    Decrease in cash                                               (6,103)
-------------------------------------------------------------------------
    Cash at beginning of period                                     6,103
-------------------------------------------------------------------------
    CASH AT END OF PERIOD                                       $       0
-------------------------------------------------------------------------
 RECONCILIATION OF NET DECREASE IN NET ASSETS FROM OPERATIONS TO CASH
 USED IN OPERATING ACTIVITIES
-------------------------------------------------------------------------
Net increase in net assets resulting from operations            $   3,064
-------------------------------------------------------------------------
Net increase in investments                                       (10,833)
-------------------------------------------------------------------------
Net increase in unrealized appreciation (depreciation) on
currency contracts                                                   (110)
-------------------------------------------------------------------------
Increase in dividends and interest receivable                      (1,398)
-------------------------------------------------------------------------
Decrease in receivable for investments sold                         1,196
-------------------------------------------------------------------------
Increase in interest payable                                           87
-------------------------------------------------------------------------
Decrease in payable for investments purchased                      (9,530)
-------------------------------------------------------------------------
Increase in accrued expenses and payables                               5
-------------------------------------------------------------------------
    CASH USED IN OPERATING ACTIVITIES                           $ (17,519)
-------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.

                                                            YEAR ENDED NOVEMBER 30
                                                  -------------------------------------------
                                                   1999     1998    1997    1996    1995
---------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period              $ 10.42   10.83   10.97   10.90   10.35
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                1.02(a)  .88     .82     .87     .96
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                              (.86)   (.48)   (.07)    .27     .60
---------------------------------------------------------------------------------------------
Total from investment operations                      .16     .40     .75    1.14    1.56
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                (.86)   (.81)   (.89)  (1.07)  (1.01)
---------------------------------------------------------------------------------------------
Total distributions                                  (.86)   (.81)   (.89)  (1.07)  (1.01)
---------------------------------------------------------------------------------------------
Net asset value, net assets                       $  9.72   10.42   10.83   10.97   10.90
---------------------------------------------------------------------------------------------
Net asset value, market value                     $  8.31    9.25   10.63   10.63   10.75
---------------------------------------------------------------------------------------------
 TOTAL RETURN
---------------------------------------------------------------------------------------------
TOTAL RETURN, NET ASSET VALUE (%)                    2.48    3.77    7.20   11.12   15.90
---------------------------------------------------------------------------------------------
TOTAL RETURN, MARKET VALUE (%)                      (1.27)  (5.46)   8.72    9.14   26.92
---------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                195     209     218     220     217
---------------------------------------------------------------------------------------------
Ratio of expenses excluding interest expense (%)     1.09     .98    1.01     .99    1.02
---------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)      1.65     .98    1.01     .99    1.02
---------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)       1.65     .98    1.01     .99    1.02
---------------------------------------------------------------------------------------------
Ratio of net investment income (%)                  10.16    8.25    7.61    8.06    9.13
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                            51     118     304     310     271
---------------------------------------------------------------------------------------------
Total debt outstanding end of year ($ thousands)   30,000      --      --      --      --
---------------------------------------------------------------------------------------------
Asset coverage per $1,000 of debt                 $ 7,510      --      --      --      --
---------------------------------------------------------------------------------------------

NOTE: Total return based on net asset value reflects changes in the fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount or premium to net asset value at which the fund's shares trade during the period.

(a) Based on monthly average shares outstanding during the period.

 The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper Multi-Market Income Trust (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

NOTES TO FINANCIAL STATEMENTS

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge against changes in the exchange rates relating to foreign currency denominated assets.

                             Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
                             (loss) is realized on the date of offset;
                             otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

                             Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At November 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $9,486,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($1,987,000), November 30, 2003
                             ($5,253,000), and November 30, 2007 ($2,246,000),
                             the expiration dates, which ever occurs first. In addition, from November 1, 1999 through November 30, 1999 the Fund incurred approximately $202,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2000.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

NOTES TO FINANCIAL STATEMENTS

                             Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

                             STATEMENT OF CASH FLOWS. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the statement of cash flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank at November 30, 1999. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

                             OTHER CONSIDERATIONS. The Fund invests a substantial portion of its assets in high yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non rated, and thus involve more risk than higher rated bonds.

--------------------------------------------------------------------------------

2    INVESTMENT
     TRANSACTIONS            For the year ended November 30, 1999, investment
                             transactions (excluding short-term instruments) are as follows (in thousands):

                             Purchases                                  $138,969

                             Proceeds from sales                         108,888

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .85% of average weekly net assets. The Fund incurred a management fee of $1,725,000 for the year ended
                             November 30, 1999.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $24,000 for the year ended November 30, 1999.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the year ended November 30, 1999, the Fund made no payments to its officers and incurred trustees' fees of $15,000 to independent trustees.

--------------------------------------------------------------------------------

4    NOTE PAYABLE            The note payable represents a $30,000,000 loan from
                             Bank of America and State Street Bank and Trust
                             Company at November 30, 1999. The note bears interest at the Eurodollar Rate plus .45% (6.04% at November 30, 1999) which is payable quarterly. The loan amount and rate are reset periodically under a credit facility which is available until April 1, 2002. The weighted average outstanding daily balance of all loans (based on the number of days the

NOTES TO FINANCIAL STATEMENTS

                             loans were outstanding) during the period ended November 30, 1999 was $29,452,000 with a weighted average interest rate of 5.70%.

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the Fund's custodian fees were reduced by $9,000 under these arrangements.

--------------------------------------------------------------------------------

6    COMMITMENTS             As of November 30, 1999, the Fund had entered into
                             the following forward currency exchange contracts resulting in net unrealized appreciation of $109,524.

                                       CONTRACTS                         IN EXCHANGE     SETTLEMENT    NET UNREALIZED
                                       TO DELIVER                            FOR            DATE        APPRECIATION
                                       ------------------------------------------------------------------------------
                                       EUR 2,500,000                    US$ 2,663,625     7/24/2000       $109,524

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
KEMPER MULTI-MARKET INCOME TRUST

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Multi-Market Income Trust as of November 30, 1999, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and cash flows for the year then ended, and the financial highlights for each of the fiscal periods since 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of November 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Multi-Market Income Trust at November 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, its cash flows for the year then ended and the financial highlights for each of the fiscal periods since 1995, in conformity with accounting principles generally accepted in the United States.

                                                            /s/ERNST & YOUNG LLP

                                          Chicago, Illinois
                                          January 21, 2000

SHAREHOLDERS' MEETING

ANNUAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on July 14, 1999, for Kemper Multi-Market Income Trust. Shareholders were asked to vote on two separate issues: election of members to the Board of Trustees, and ratification of Ernst & Young LLP as independent auditors. The following are the results for each issue:

1) Election of Trustees

                              For           Withheld
      James E. Akins          17,489,204      381,014
      James R. Edgar          17,489,070      372,148
      Arthur R. Gottschalk    17,497,116      373,102
      Frederick T. Kelsey     17,526,507      343,711
      Thomas W. Littauer      17,532,521      337,697
      Fred B. Renwick         17,536,375      333,843
      John G. Weithers        17,540,535      329,683

2) Ratification of the selection of Ernst & Young LLP as independent auditors for the fund. This item was approved.

      For          Against   Abstain
      17,533,441   221,436   115,340

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

1    PARTICIPATION           We invite you to review the description of the
                             Dividend Reinvestment Plan (the "Plan") which is available to you as a shareholder of KEMPER
                             MULTI-MARKET INCOME TRUST (the "fund"). If you wish to participate and your shares are held in your own name, simply contact Kemper Service Company, whose address and phone number are provided in Paragraph
                             4 for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them.
                             Shareholders who so elect will be deemed to have appointed United Missouri Bank, n.a. ("UMB") as their agent and as agent for the fund under the Plan.

--------------------------------------------------------------------------------

2    DIVIDEND INVESTMENT
     ACCOUNT The fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the fund registered in the participant's name on the books of the fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account. Sources described in clauses
                             (a) and (b) of the preceding sentence are hereinafter called "Distribution."

--------------------------------------------------------------------------------

3    INVESTMENT OF
     DISTRIBUTION FUNDS
     HELD IN EACH ACCOUNT    If on the record date for a Distribution (the
                             "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase").
                             UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment
                             Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts.

--------------------------------------------------------------------------------

4    ADDITIONAL
     INFORMATION             Address all notices, correspondence, questions, or
                             other communication regarding the Plan to:

                            KEMPER SERVICE COMPANY

                            P.O. Box 219066

                            Kansas City, Missouri 64121-6066

                            1-800-294-4366

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

5    ADJUSTMENT OF
     PURCHASE PRICE          The fund will increase the price at which Shares
                             may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

--------------------------------------------------------------------------------

6    DETERMINATION OF
     PURCHASE PRICE          The cost of Shares and fractional Shares acquired
                             for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph 7 hereof, of the Shares acquired by UMB in connection with that Purchase.
                             Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

--------------------------------------------------------------------------------

7    BROKERAGE CHARGES       There will be no brokerage charges with respect to
                             Shares issued directly by the fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions.
                             Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

--------------------------------------------------------------------------------

8    SERVICE CHARGES         There is no service charge by Agent or UMB to
                             shareholders who participate in the Plan other than service charges specified in Paragraph 12 hereof.
                             However, the fund reserves the right to amend the Plan in the future to include a service charge.

--------------------------------------------------------------------------------

9    TRANSFER OF SHARES
     HELD BY AGENT           Agent will maintain the participants Account, hold
                             the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the Account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full
                             Shares in a participant's Account will be sent to the participant.

--------------------------------------------------------------------------------

10   SHARES NOT HELD IN
     SHAREHOLDER'S
     NAME Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

--------------------------------------------------------------------------------

11   AMENDMENTS              Experience under the Plan may indicate that changes
                             are desirable. Accordingly, the fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

DESCRIPTION OF DIVIDEND REINVESTMENT PLAN

--------------------------------------------------------------------------------

12    WITHDRAWAL
      FROM PLAN              Shareholders may withdraw from the Plan at any time
                             by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next
                             Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph 11 hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will notify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

--------------------------------------------------------------------------------

13    TAX IMPLICATIONS       Shareholders will receive tax information annually
                             for personal records and to assist in preparation of their Federal income tax returns. If shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

JAMES E. AKINS
Trustee                           MARK S. CASADY                    KATHRYN L. QUIRK
                                  President                         Vice President
JAMES R. EDGAR
Trustee                           PHILIP J. COLLORA                 LINDA J. WONDRACK
                                  Vice President and                Vice President
ARTHUR R. GOTTSCHALK              Secretary
Trustee                                                             MAUREEN E. KANE
                                  JOHN R. HEBBLE                    Assistant Secretary
FREDERICK T. KELSEY               Treasurer
Trustee                                                             CAROLINE PEARSON
                                  J. PATRICK BEIMFORD, JR.          Assistant Secretary
THOMAS W. LITTAUER                Vice President
Trustee and                                                         BRENDA LYONS
Vice President                    ANN M. MCCREARY                   Assistant Treasurer
                                  Vice President
FRED B. RENWICK
Trustee                           ROBERT C. PECK, JR.
                                  Vice President
JOHN G. WEITHERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219066
                                      Kansas City, MO 64121-6066
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606

[KEMPER FUNDS LOGO]
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
KMMIT - 2(1/25/00) 1099450